Exhibit 10.15

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS WARRANT MUST NOT TRADE THIS WARRANT BEFORE MAY 8, 2019.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF (C)(1) AND (D) ABOVE, AFTER THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR SUCH OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANT TO PURCHASE COMMON SHARES

OF

MPX BIOCEUTICAL CORPORATION

(existing under the laws of Ontario)

Warrant Certificate Number:	Number of Warrants:

THIS CERTIFIES THAT, for value received,            (the “Holder”), being the registered holder of this warrant (“Warrant”) is entitled, at any time prior to 5:00 p.m. (Toronto time) on the Expiry Day (as defined below) to subscribe for and purchase the number of common shares (the “Warrant Shares”) of MPX Bioceutical Corporation (the “Company”) set forth above on the basis of one Warrant Share at a price of $1.16 CND (the “Exercise Price”) for each Warrant exercised, subject to adjustment as set out herein, by surrendering to the Company at its principal office, 5255 Yonge Street, Suite 701, Toronto, Ontario M2N 6P4, this Warrant certificate (the “Warrant Certificate”), with a completed and executed Subscription Form attached hereto as Schedule “A”, and payment in full for the Warrant Shares being purchased.

The Company shall treat the Holder as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice or knowledge to the contrary. The Holder shall be entitled to the rights evidenced by this Warrant free from all equities and rights of set-off or counterclaim between the Company and the original or any intermediate holder and all persons may act accordingly and the receipt by the Holder of the Warrant Shares issuable upon exercise hereof shall be a good discharge to the Company and the Company shall not be bound to inquire into the title of any such Holder.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Warrant Shares at any time after the Expiry Time, and from and after the Expiry Time these Warrants and all rights hereunder shall be void and of no value.

1.	Definitions: In this Warrant Certificate, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings, namely:

(a)	“Adjustment Period” means the period commencing on the date hereof and ending at the Expiry Time;

(b)	“Asset Distribution” shall have the meaning ascribed thereto in Section 12(c);

(c)	“Asset Distribution Adjustment Date” shall have the meaning ascribed thereto in Section 12(c);

(d)	“Business Day” means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions are closed in Toronto, Ontario;

(e)	“Common Shares” means the common shares of the Company as such shares are constituted on the date hereof, as the same may be reorganized, reclassified or otherwise changed pursuant to any of the events set out in Section 11 hereof;

(f)	“Company” means MPX Bioceutical Corporation, a company incorporated under the laws of the Province of Ontario and its successors and assigns;

(g)	“Current Market Price” at any date shall be the weighted average trading price per Common Share for each day there was a closing price for the twenty (20) consecutive trading days ending five (5) trading days immediately before such date on any stock exchange on which the Common Shares may then be listed, or, if the Common Shares or any other security in respect of which a determination of Current Market Price is being made are not listed on any stock exchange, the Current Market Price shall be determined by the directors, acting reasonably and in good faith, which determination shall be conclusive;

(h)	“Dividends Paid in the Ordinary Course” means dividends paid in any financial year of the Company, whether in (i) cash; (ii) shares of the Company; (iii) warrants or similar rights to purchase any shares of the Company or property or other assets of the Company provided that the value of such dividends does not in such financial year exceed the greater of:

(i)	150% of the aggregate amount of dividends paid by the Company on the Common Shares in the 12-month period ending immediately prior to the first day of such financial year; and

(ii)	100% of the consolidated net earnings from continuing operations of the Company, before any extraordinary items, for the 12-month period ending immediately prior to the first day of such financial year (such consolidated net earnings from continuing operations to be computed in accordance with generally accepted accounting principles in Canada);

(i)	“Exercise Notice” means notice given to the Holder by the Company that the Trading Target has been achieved and providing the Holder thirty (30) days in which to exercise Warrants and thereafter the Warrants will expire;

(j)	“Exercise Price” means $1.16 CND per Warrant Share, subject to adjustment in accordance with Section 11 hereof;

(k)	“Expiry Day” means the date which is the earlier of: (i) three (3) years from the date hereof; or (ii) the day that is thirty (30) days from the date the Company provides Exercise Notice to the Holder that the Trading Target has been achieved;

(l)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(m)	“Holder” shall have the meaning ascribed thereto on the face page hereof;

(n)	“Merger Entity” shall have the meaning ascribed thereto in Section 12(d);

(o)	“Merger Event” shall have the meaning ascribed thereto in Section 12(d);

(p)	“person” means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof or any other entity whatsoever;

(q)	“Trading Day” means, with respect to the CSE (or such other recognized stock exchange on which the Common Shares are then listed) a day on which such exchange is open for the transaction of business or, with respect to another exchange or an over-the-counter market, a day on which such exchange or market is open for the transaction of business;

(r)	“Trading Target” means an event in which the Current Market Price is greater than $2.00 per Common Share for any period of twenty (20) consecutive Trading Days;

(s)	“U.S. Person” means U.S. person as that term is defined in Regulation S adopted by the United States Securities Exchange Commission under the U.S. Securities Act;

(t)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(u)	“Warrant” means a warrant exercisable to purchase one Common Share at the Exercise Price until the Expiry Time; and

(v)	“Warrant Share” means the Common Shares issuable upon the exercise of the Warrants.

2.	Expiry Time: If the Trading Target is achieved, the Company may, at its sole option, give the Exercise Notice to the Holder at any time during the term of the Warrant. At the Expiry Time, all rights under the Warrants evidenced hereby, shall expire and be of no further force and effect.

3.	Exercise Procedure:

(a)	The Holder may exercise the right to subscribe and purchase the number of Warrant Shares herein provided, by delivering to the Company prior to the Expiry Time at its principal office this Warrant Certificate, with the Subscription Form attached hereto duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Company, together with a certified cheque or bank draft payable to or to the order of the Company in an amount equal to the aggregate Exercise Price in respect of the Warrants so exercised. Any Warrant Certificate so surrendered shall be deemed to be surrendered only upon delivery thereof to the Company at its principal office set forth herein (or to such other address as the Company may notify the Holder).

(b)	Upon such delivery and payment as aforesaid, the Company shall cause to be issued to the Holder hereof the Warrant Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder hereof shall become a shareholder of the Company in respect of the Warrant Shares subscribed for, if permitted by applicable law, with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate evidencing the Warrant Shares and the Company shall cause such certificates to be mailed to the Holder hereof at the address or addresses specified in such subscription as soon as practicable.

(c)	The Holder hereby acknowledges that the Warrants and the Warrant Shares have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and that the Warrants may not be exercised in the United States or by or on behalf of a U.S. person, nor may the Warrant Shares be offered or sold in the United States, unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws. If the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the U.S. restrictive legend may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in substantially the form set forth as Appendix “A” attached hereto (or in such other forms as the Company may prescribe from time to time) and, if requested by the Company or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation. If the Common Shares are offered and sold in the United States pursuant to an exemption from registration under the U.S. Securities Act, the Holder must furnish an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect, as applicable.

All certificates representing Common Shares issued to persons who exercise the Warrants pursuant to the Subscription Form will, unless such Common Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) INSIDE THE UNITED STATES (1) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES OR SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTIONS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, and the Company is at the time of such sale a “foreign issuer” within the meaning of Regulation S under the U.S. Securities Act, the legends set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Company, in substantially the form set forth as Appendix “A” attached hereto (or in such other forms as the Company may prescribe from time to time) and, if requested by the Company or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Company and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Common Shares, are being sold otherwise than in accordance with Regulation S and other than to the Company, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Certificates representing Common Shares issued upon the exercise of this Warrant Certificate (and issued in substitution or exchange thereof) prior to the date that is four months and one day after the date hereof shall bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE [INSERT DATE WHICH IS FOUR MONTHS AND A DAY AFTER THE DATE HEREOF].

4.	Partial Exercise: The Holder may subscribe for and purchase a number of Warrant Shares less than the maximum number the Holder is entitled to purchase pursuant to the full exercise of this Warrant Certificate. In the event of any such subscription prior to the Expiry Time, the Holder shall be entitled to receive, without charge, a new Warrant Certificate in respect of the balance of the Warrant Shares which the Holder was entitled to subscribe for pursuant to this Warrant Certificate and which were then not purchased.

5.	No Fractional Shares: Notwithstanding any adjustments provided for in Section 11 hereof or otherwise, the Company shall not be required upon the exercise of any Warrants to issue fractional Warrant Shares in satisfaction of its obligations hereunder and, in any such case, the number of Warrant Shares issuable upon the exercise of any Warrants shall be rounded down to the nearest whole number.

6.	Exchange of Warrant Certificates: This Warrant Certificate may be exchanged for Warrant Certificates representing in the aggregate the same number of Warrants and entitling the Holder thereof to subscribe for and purchase an equal aggregate number of Warrant Shares at the same Exercise Price and on the same terms as this Warrant Certificate.

7.	Transfer of Warrants: Subject to the terms hereof, this Warrant may be transferred, subject to the terms set forth in the Transfer Form attached hereto as Schedule “B”. No transfer of this Warrant shall be effective unless this Warrant Certificate is accompanied by a duly executed Transfer Form or other instrument of transfer in such form as the Company may from time to time prescribe, together with such evidence of the genuineness of each endorsement, execution and authorization and of other matters as may reasonably be required by the Company, and delivered to the Company. No transfer of this Warrant shall be made if in the opinion of counsel to the Company such transfer would result in the violation of any applicable securities laws. Subject to the foregoing, the Company shall issue and mail as soon as practicable, and in any event within five (5) Business Days of such delivery, a new Warrant Certificate registered in the name of the transferee or as the transferee may direct and shall take all other necessary actions to effect the transfer as directed.

8.	Not a Shareholder: Nothing in this Warrant Certificate or in the holding of a Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Company.

9.	No Obligation to Purchase: Nothing herein contained or done pursuant hereto shall obligate the Holder to subscribe for or the Company to issue any shares except those shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

10.	Covenants:

(a)	The Company covenants and agrees that so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Warrant Shares to satisfy the right of purchase herein provided for, it will cause the Warrant Shares subscribed for and purchased in the manner herein provided to be issued and delivered as directed, and such Warrant Shares shall be issued as fully paid and non-assessable Common Shares and the holders thereof shall not be liable to the Company or to its creditors in respect thereof.

(b)	The Company shall use its commercially reasonable efforts to ensure the Warrant Shares are listed and posted for trading on such stock exchange as the Common Shares may be listed at the time of exercise of the Warrants, as applicable.

11.	Adjustments:

(a)	Adjustment: The rights of the holder of this Warrant, including the number of Warrant Shares issuable upon the exercise of such Warrants, will be adjusted from time to time in the events and in the manner provided in, and in accordance with the provisions of, this Section. The purpose and intent of the adjustments provided for in this Section is to ensure that the rights and obligations of the Holder are neither diminished or enhanced as a result of any of the events set forth in paragraphs (b), (c) or (d) of this Section. Accordingly, the provisions of this Section shall be interpreted and applied in accordance with such purpose and intent.

(b)	The Exercise Price in effect at any date will be subject to adjustment from time to time as follows:

(i)	Share Reorganization: If and whenever at any time during the Adjustment Period, the Company shall (A) subdivide, redivide or change the outstanding Common Shares into a greater number of Common Shares, (B) consolidate, combine or reduce the outstanding Common Shares into a lesser number of Common Shares, or (C) fix a record date for the issue of Common Shares or securities convertible into or exchangeable for Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution other than a Dividend Paid in the Ordinary Course, then, in each such event, the Exercise Price shall, on the record date for such event or, if no record date is fixed, the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the denominator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment shall be made successively whenever any such event shall occur. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for such stock dividend for the purpose of calculating the number of outstanding Common Shares under paragraphs 11(b)(i) and 11(b)(ii) hereof.

(ii)	Rights Offering: If and whenever at any time during the Adjustment Period, the Company shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares entitling the holders thereof, within a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% of the Current Market Price on such record date, then the Exercise Price shall be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares so offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered for subscription or purchase (or into or for which the convertible or exchangeable securities so offered are convertible or exchangeable). Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, provided that if two or more such record dates referred to in this paragraph 11(b)(ii) are fixed within a period of 25 Business Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(iii)	Distribution: If and whenever at any time during the Adjustment Period, the Company shall fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of (A) shares of any class other than Common Shares whether of the Company or any other corporation, (B) rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares or property or other assets of the Company (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the record date for such issue or distribution to acquire Common Shares or securities exchangeable for or convertible into Common Shares at a price per share, or at an exchange or conversion price per share in the case of securities exchangeable for or convertible into Common Shares, of at least 95% of the Current Market Price of the Common Shares on such record date), (C) evidences of indebtedness, or (D) cash, securities or other property or assets then, in each such case and if such distribution does not constitute a Dividend Paid in the Ordinary Course, or fall under clauses (i) or (ii) above, the Exercise Price will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Company announces its intention to make such distribution, less the aggregate fair market value (as determined by the directors, acting reasonably, at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price. Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, provided that if two or more such record dates referred to in this paragraph 11(b)(iii) are fixed within a period of 25 Business Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect based upon such rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or warrants, as the case may be.

(c)	Asset Distribution: If and whenever at any time during the Adjustment Period, there is a distribution, spin-off or other conveyance of property or other assets of the Company in connection with a Merger Event (an “Asset Distribution”) pursuant to which all or substantially all of the holders of its outstanding Common Shares receives consideration, then, in each such case, the Exercise Price shall be adjusted contemporaneously with the consummation of such Asset Distribution (such date, the “Asset Distribution Adjustment Date”) so that it shall equal the price determined by multiplying the Exercise Price in effect on the Asset Distribution Adjustment Date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on the Asset Distribution Adjustment Date multiplied by the Current Market Price on the Asset Distribution Adjustment Date, less the fair market value (as determined by the Corporation) of any consideration received therefor by the holders of Common Shares, and of which the denominator shall be the total number of Common Shares outstanding on the Asset Distribution Adjustment Date multiplied by the Current Market Price; and Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation.

(d)	Merger Event: If and whenever at any time during the Adjustment Period, there is a reclassification of the Common Shares or a capital reorganization of the Company other than as described in Section 11(b) or a consolidation, amalgamation, arrangement or merger of the Company with or into any other body corporate, trust, partnership, limited liability company or other entity (such entity, the “Merger Entity”), or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to the Merger Entity (each of the foregoing, a “Merger Event”), to the extent that the holder of this Warrant has not exercised its exercise right prior to the effective date of the Merger Event, such holder upon the exercise of such right thereafter, shall be entitled to receive upon the exercise of its Warrants and shall accept, in lieu of the number of Common Shares that prior to such effective date such holder would have been entitled to receive, the number of shares or other securities or property (other than any such securities or property received in connection with an Asset Distribution which shall allocated in accordance with Section 11(c) above) of the Merger Entity that such holder would have been entitled to receive on such Merger Event, if, on the effective date thereof, as the case may be, the holder had been the registered holder of the number of Common Shares to which prior to such effective date it was entitled to acquire upon the exercise of its Warrants.

(e)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of subsection 11(b), subsection 11(c), or 11(d) of this Warrant Certificate, then the number of Warrant Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Warrant Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

12.	Rules Regarding Calculation of Adjustment of Exercise Price:

(a)	The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest whole Warrant Share and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(b)	No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price and no adjustment in the Exercise Price is required unless such adjustment would result in a change of at least one one-hundredth of a Warrant Share; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)	No adjustment in the Exercise Price will be made in respect of any event described in Section 11, other than the events referred to in clause 12(d), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised this Warrant prior to or on the effective date or record date of such event.

(d)	No adjustment in the Exercise Price will be made under Section 11 in respect of the issue from time to time of Common Shares issuable from time to time as Dividends Paid in the Ordinary Course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a reorganization.

(e)	If at any time a question or dispute arises with respect to adjustments provided for in Section 11, such question or dispute will be conclusively determined by the accountants of the Company or, if they are unable or unwilling to act, by such other firm of independent chartered accountants that is a participant of the Canadian Public Accountability Board, as may be selected by action of the directors of the Company and any such determination, subject to regulatory approval and absent manifest error, will be binding upon the Company and the Holder. The Company will provide such auditor or chartered accountant with reasonable access to all relevant records of the Company.

(f)	In case the Company after the date of issuance of this Warrant takes any action affecting the Common Shares, other than action described in Section 11, which in the opinion of the board of directors of the Company would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action of the directors of the Company in their sole discretion, acting reasonably and in good faith, but subject in all cases to the prior written consent of any stock exchange upon which the Warrant Share may be listed, where required, and any necessary regulatory approval. Failure of the taking of action by the directors of the Company so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Common Shares will be conclusive evidence that the board of directors of the Company has determined that it is equitable to make no adjustment in the circumstances.

(g)	If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price and/or the number of Common Shares purchasable upon exercise of this Warrant will be required by reason of the setting of such record date.

(h)	In the absence of a resolution of the directors of the Company fixing a record date for any event that would require any adjustment to this Warrant, the Company will be deemed to have fixed as the record date therefor the date on which the event is effected.

(i)	As a condition precedent to the taking of any action which would require any adjustment to the Warrant Shares issuable under this Warrant, including the Exercise Price, the Company shall take any corporate action which may be necessary in order that the Company or any successor to the Company or successor to the undertaking or assets of the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)	The Company will from time to time, as soon as practicable after the occurrence of any event which requires an adjustment or readjustment as provided in Section 11, give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(k)	In any case that an adjustment pursuant to Section 11 shall become effective immediately after a record date for, or an effective date of, an event referred to herein, the Company may defer, until the occurrence and consummation of such event, issuing to the Holder of this Warrant, if exercised after such record date or effective date and before the occurrence and consummation of such event, the additional Warrant Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Company will deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Warrant Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Warrant Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the exercise date or such later date as the Holder would, but for the provisions of this subsection, have become the holder of record of such additional Warrant Shares or of such other securities or property.

13.	Representation and Warranty: The Company hereby represents and warrants with and to the Holder that the Company is duly authorized and has all corporate and lawful power and authority to create and issue this Warrant and the Warrant Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant Certificate represents a valid, legal and binding obligation of the Company enforceable in accordance with its terms.

14.	If Share Transfer Books Closed: The Company shall not be required to deliver certificates for Warrant Shares while the share transfer books of the Company are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Warrant Shares called for thereby during any such period delivery of certificates for Warrant Shares may be postponed for a period not exceeding five (5) Business Days after the date of the re-opening of said share transfer books provided that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive such certificates for the Warrant Shares called for after the share transfer books shall have been re-opened.

15.	Lost Certificate: If the Warrant Certificate evidencing the Warrants issued hereby becomes stolen, lost, mutilated or destroyed the Company shall issue and countersign a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost mutilated or destroyed provided that the Holder shall bear the reasonable cost of the issue thereof and in case of loss, destruction or theft, shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate as shall be satisfactory to the Company, in its sole discretion acting reasonably, and the Holder may also be required to furnish an indemnity in form satisfactory to the Company, in its sole discretion acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

16.	Governing Law: This Warrant Certificate shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein but the reference to such laws shall not, by conflict of laws, rules or otherwise, require the application of the law of any jurisdiction other than the Province of Ontario. The parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

17.	Severability: If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom.

18.	Amendments: The provisions of this Warrant Certificate may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Company and the holders of at least 66 2/3% of the Warrants then outstanding.

19.	Headings: The headings of the articles, sections, subsections and clauses of this Warrant Certificate have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant Certificate.

20.	Numbering of Articles, etc.: Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Warrant Certificate.

21.	Gender: Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

22.	Day not a Business Day: In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

23.	Computation of Time Period: Except to the extent otherwise provided herein, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

24.	Binding Effect: This Warrant Certificate and all of its provisions shall inure to the benefit of the Holder, its successors, assigns and legal personal representatives and shall be binding upon the Company and its successors.

25.	Notice: Unless herein otherwise expressly provided, a notice to be given hereunder will be deemed to be validly given if the notice is given personally or sent by email or prepaid same day courier addressed as follows:

(a)	If to the Holder at the latest address of the Holder as recorded on the books of the Company; and

(b)	If to the Company at:

MPX Bioceutical Corporation

5255 Yonge Street, Suite 701

Toronto, Ontario

M2N 6P4

Attention:	W. Scott Boyes
Email:	scott@mpxbioceutical.com

Notice so mailed shall be deemed to have been given on the fifth Business Day after deposit in a post office or public letterbox. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by email or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be provided that if such day is not a Business Day then the notice, request or other communication shall be deemed to have been given and received on the first Business Day following such day. Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

26.	Time of Essence: Time shall be of the essence hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this _____ day of January 2019.

SCHEDULE “A”

SUBSCRIPTION FORM

TO:	MPX Bioceutical Corporation

5255 Yonge Street, Suite 701

Toronto, Ontario

M2N 6P4

The undersigned holder of the within Warrant hereby irrevocably subscribes for                                   Warrant Shares of MPX Bioceutical Corporation (the “Company”) pursuant to the within Warrant and tenders herewith a certified cheque or bank draft for $                                  ($1.16 CND per Warrant Share) in full payment therefor.

(Please check the ONE box applicable):

A. The undersigned holder (i) at the time of exercise of the Warrant is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (iii) is not exercising the Warrant on behalf of a “U.S. person”; and (iv) did not execute or deliver this exercise form in the United States.

B. The undersigned holder has delivered to the Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Company) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

The undersigned hereby directs that the Warrant Shares be issued as follows:

NAME(S) IN FULL	ADDRESS	NUMBER OF WARRANT SHARES

DATED this                              day of                                       , 20_____.

NAME:

Signature of Authorized Representative:

Print Name:

Please check if the certificates representing the Warrant Shares are to be delivered at the office where this Warrant Certificate is surrendered, failing which the certificates representing the Warrant Shares will be mailed to the address in the registration instructions set out above.

If any Warrants represented by this Warrant Certificate are not being exercised, a new Warrant Certificate representing the unexercised Warrants will be issued and delivered with the certificate representing the Warrant Shares.

Notes:

Certificates will not be registered or delivered to an address in the United States unless Box B above is checked.

If Box B is to be checked, holders are encouraged to consult with the Company in advance to determine that the legal opinion tendered in connection with exercise will be satisfactory in form and substance to the Company.

SCHEDULE “B”

TRANSFER FORM

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Transferee)

(Address)

(Social Insurance Number)

                                        of the Warrants registered in the name of the undersigned transferor represented by the attached Warrant Certificate.

THE UNDERSIGNED TRANSFEROR HERBY CERTIFIES AND DECLARES that the Warrants are not being offered, sold or transferred to, or for the account or benefit of, a U.S. Person (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available.

DATED this                              day of                                       , 20_____.

Signature of Registered Holder (Transferor)	Signature Guarantee

Print name of Registered Holder

Address

NOTE:	The signature on this transfer form must correspond with the name as recorded on the face of the Warrant Certificate in every particular without alteration or enlargement or any change whatsoever or this transfer form must be signed by a duly authorized trustee, executor, administrator, curator, guardian, attorney of the Holder or a duly authorized signing officer in the case of a corporation. If any of the foregoing or any person acting in a fiduciary or representative capacity signs this transfer form, the Warrant Certificate must be accompanied by evidence of authority to sign.

All endorsements or assignments of these Warrants must be signature guaranteed by a bank or trust company or by a member of a stock exchange in Canada.

APPENDIX A

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	MPX BIOCEUTICAL CORPORATION (the “Corporation”)

TO:	Registrar and transfer agent for the shares of the Corporation

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not (a) an “affiliate” of the Corporation (as that term is defined in Rule 405 under the 1933 Act) (b) a “distributor” as defined in Regulation S or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Canadian Securities Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

DATED , 20	X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)